Exhibit 99.1

Faraday Future Announces Date of its First Production Vehicle Coming Off-the-Line and Updated Timing for Start of Deliveries and the Three-Phase Delivery Plan for its FF 91 Vehicle

LOS ANGELES, April 13, 2023 – Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced the updated timing for start of deliveries of its FF 91 vehicle to users, including its three-phase delivery plan for its FF 91 vehicle, and date of its first vehicle coming off the production line. This also marks the first event of the Company’s final launch and delivery campaign and a new chapter in the Company’s development. The off-the-line event will be webcast via FF intelligent APP, FF.com, and all the FF social channels on April 14th at 6:00 pm PDT.

Certain of the Company’s suppliers informed the Company that they will be unable to meet the Company’s timing requirements and, therefore, the Company has updated the timing for the start of deliveries for its FF 91 vehicle, and the previously announced three-phase delivery plan. The Company will start the first phase of the delivery process detailed below at the end of May. The three-phase delivery plan is aimed at continuously implementing the Company’s core philosophy and corporate vision of co-creation and co-sharing.

The first phase to start the Company’s delivery plan of its FF 91 vehicle is the “Industry Expert Futurist Product Officer (FPO) Co-Creation Delivery”. In this first phase, the Industry Expert FPO(s) will pay in full for an FF 91 vehicle in order to reserve the vehicle and be trained in the use of the vehicle. The Industry Expert FPO(s) will take possession of the reserved FF 91 vehicle at the beginning of the second phase. The Company expects this first phase to begin at the end of May.

The second phase in the Company’s delivery plan of its FF 91 vehicle is the “FPO Co-Creation Delivery.” In this second phase, FPO(s) will pay in full for an FF 91 vehicle and will take possession of the FF 91 vehicle. The Company expects this second phase will begin at the end of Q2 2023 subject to the conditions listed below.

Following the second phase, the third phase in the Company’s delivery plan of its FF 91 vehicle is the “Full Co-Creation Delivery.” In this third phase, the Company will deliver FF 91 vehicles to all spire users that pay in full for an FF 91 vehicle. The third phase is subject to timely receipt of sufficient financing.

This three-phase delivery plan allows the most flexibility for our manufacturing operations and market demand, while delivering the best product to our users. This will also help to mitigate any production capacity shortfalls versus anticipated market demand.

The three-phase delivery plan outlined above is subject to timely receipt of sufficient financing and parts and completion of required crash tests. As of April 11, 2023, the Company has approximately $29.8 million cash on hand including $1.5 million restricted cash. The Company expects to need substantial additional financing to start the second and third phase delivery and is in discussions with additional potential investors. As the Company executes the three-phase delivery plan, it plans to continue to move vehicles into production and off-the-line with high quality and high product power.

Starting in May, the Company will announce its co-creation and co-sharing program, as well as the product launch event.

The Company is also targeting to hold a global supplier summit in the near future, inviting hundreds of supplier representatives to discuss the Company’s mid- to long-term strategic plans on its production capacity planning, supplier support, etc. The Company has received full support and positive feedback from top global suppliers.

The Company’s first product showroom is targeted to open in May and will be located adjacent to the Company’s HQ in Los Angeles, CA.

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online,

(Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

https://www.ff.com/us/mobile-app/

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture/

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include, among other things, statements regarding the anticipated start of delivery (SOD) timing for our FF 91 Futurist vehicle and delivery plan, additional funding and timing for receipt thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the Amended Shareholder Agreement between the Company and FF Top, dated as of January 13, 2023, complies with the listing requirements of The Nasdaq Stock Market LLC, the market performance of the shares of the Company’s common stock; the Company’s ability to regain compliance with, and thereafter continue to comply with, the Nasdaq listing requirements; the Company’s ability to timely satisfy the conditions precedent and close on the various financings previously disclosed by the Company and any future financings and timely receive required parts and timely complete required crash tests, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; whether the Company and the City of Huanggang could agree on definitive documents to effectuate the non-binding Cooperation Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on March 20, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION

In connection with the annual stockholder’s meeting, the Company has filed with the SEC definitive proxy statements on Schedule 14A with respect to the proposals therein (as amended and supplemented, the “Proxy Statement”). Faraday Future commenced mailing of the Proxy Statement to its stockholders on March 17, 2023. This press release is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND FARADAY FUTURE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROXY STATEMENT OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSALS IN THE PROXY STATEMENT. Investors and stockholders may obtain free copies of the Proxy Statement and other documents containing important information about Faraday Future that are filed or will be filed with the SEC by Faraday Future from the SEC’s website at www.sec.gov. Faraday Future makes available free of charge at www.ff.com (in the “Financials and Filings” section), copies of materials it files with, or furnish to, the SEC.

PARTICIPANTS IN SOLICITATION

Faraday Future and its respective directors and executive officers and certain Company investors and their representatives may be deemed participants in the solicitation of proxies of the Company’s stockholders in respect of the proposals in the Proxy Statement. Information about the directors and executive officers of Faraday Future, such investors and their representatives and their ownership is set forth in the Company’s filings with the SEC, including the Proxy Statement. These documents can be obtained free of charge from the sources specified above.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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